UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2008

InfoSonics Corporation

(Exact name of registrant as specified in its charter)

Maryland	010-32217	33-0599368
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4350 Executive Drive, Suite 100, San Diego, CA 92121

 (Address of principal executive offices including zip code)

Registrant's telephone number, including area code: (858)-373-1600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.     Entry Into a Material Definitive Agreement.

On January 19, 2005, InfoSonics Corporation, a Maryland corporation (the “Company”), entered into a Stock Purchase and Sale Agreement (the “Stock Purchase and Sale Agreement”) with Fanrock Investments Limited, a corporation organized under the laws of the British Virgin Islands (“Fanrock”) whereby the Company acquired from Fanrock all of the capital stock held by Fanrock in Primasel S.A., a corporation organized under the laws of Uruguay (“Primasel”). As consideration for the purchase of the Primasel stock by the Company, the Company and Fanrock entered into a profit-sharing arrangement (the “Profit-Sharing Arrangement”), whereby the Company issued a certain number of shares of unregistered common stock of the Company (“Common Stock”) to Fanrock, according to a schedule set forth in the Stock Purchase and Sale Agreement, if Fanrock met certain revenue targets. This description of the Stock Purchase and Sale Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Current Report.

On May 15, 2008, the Company and Fanrock entered into Amendment No.1 to Stock Purchase and Sale Agreement (the “Amendment”), whereby Fanrock agreed to modify the terms of the profit-sharing arrangement retroactively for a period of one year by increasing the Company’s profit sharing percentage. This description of the Amendment does not purport to be complete and is qualified in its entirety by reference to the Amendment, which is filed as an exhibit to this Current Report.

On May 15, 2008, as consideration for the Amendment, the parties entered into a Common Stock Purchase Agreement (the “Common Stock Purchase Agreement”), whereby the Company agreed to issue to Fanrock an aggregate of 100,000 unregistered shares of the Company’s Common Stock at an effective issuance price of $1.00. This description of the Common Stock Agreement does not purport to be complete and is qualified in its entirety by reference to such agreement, which is filed as an exhibit to this Current Report.

Copies of the Stock Purchase and Sale Agreement, the Amendment and the Common Stock Purchase Agreement are attached as Exhibits 10.1, 10.2 and 10.3, respectively, to this Current Report and are incorporated herein by reference.

Item 3.02.     Unregistered Sales of Equity Securities.

The disclosure under Item 1.01 above is incorporated herein by reference with respect to the issuance of shares of Common Stock of the Company to Fanrock pursuant to the Common Stock Purchase Agreement.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Stock Purchase and Sale Agreement, dated January 19, 2005 by and between InfoSonics Corporation and Fanrock Investments Limited.

10.2	Amendment No.1 to Stock Purchase and Sale Agreement, dated May 15, 2008 by and between InfoSonics Corporation and Fanrock Investments Limited.

10.3	Common Stock Purchase Agreement, dated May 15, 2008 by and between InfoSonics Corporation and Fanrock Investments Limited.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

InfoSonics Corporation

Date: May 16, 2008	By:	/s/ Jeffrey Klausner
Jeffrey Klausner
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description
10.1	Stock Purchase and Sale Agreement, dated January 19, 2005 by and between InfoSonics Corporation and Fanrock Investments Limited.

10.2	Amendment No.1 to Stock Purchase and Sale Agreement, dated May 15, 2008 by and between InfoSonics Corporation and Fanrock Investments Limited.

10.3	Common Stock Purchase Agreement, dated May 15, 2008 by and between InfoSonics Corporation and Fanrock Investments Limited.